UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2019

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21410 N. 19th Avenue #220, Phoenix, Arizona, 85027
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GWRS	The NASDAQ Stock Market, LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure under Item 8.01 of this Current Report on Form 8-K with respect to the termination of the Service Agreement (as defined below) is incorporated by reference into this Item 1.02.

Item 8.01	Other Events.

As of December 20, 2019, Global Water Management, LLC (“FATHOM”) has ceased to provide substantially all of the billing, customer service, and other support services previously provided to its customers, including the Company’s regulated utilities. Among other things, FATHOM provided contracted services and back-office technologies and systems to read water meters remotely, bill the Company’s customers, provide customer service (including a call center), manage certain financial records, and track assets and accounts receivable collections. Certain of the Company’s wholly-owned subsidiaries, Global Water, LLC; CP Water Company, LLC; Global Water - Santa Cruz Water Company, LLC; Global Water - Palo Verde Utilities Company, LLC; Water Utility of Northern Scottsdale, LLC; Water Utility of Greater Tonopah, LLC; Valencia Water Company, LLC; Willow Valley Water Co., LLC; Global Water - Red Rock Utilities, LLC; and Eagletail Water Company, L.C., and FATHOM were parties to that certain Amended and Restated Service Agreement (the “Service Agreement”), dated September 10, 2019, pursuant to which FATHOM was obligated to provide such services through December 31, 2026, as further described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2019. Based on the breach of the Service Agreement and cessation of services by FATHOM on December 20, 2019, the Company considers the Service Agreement to be terminated effective on that date.

In November 2019, FATHOM informed its customers of the contemplated cessation of its business due to not being able to secure an investment or additional debt. On November 21, 2019, the Company filed a complaint against FATHOM in the Superior Court of the State of Arizona in Maricopa County alleging certain claims, including, among others, breach of contract stemming from FATHOM anticipatorily repudiating the Service Agreement and its obligation to provide services to the Company and its customers, as well as failing to provide the Company certain customer data and related information needed to successfully migrate current operations over to new service providers and software vendors as requested by the Company in accordance with the terms of the Service Agreement. In addition, the Company sought a temporary restraining order and preliminary injunction against FATHOM. On December 1, 2019, the court granted preliminary injunctive relief in favor of the Company whereby the court enjoined FATHOM from withholding the data and information from the Company. That litigation remains pending.

In connection with the transition from FATHOM, the Company entered into certain service agreements and licensing agreements (collectively, the “Stack Agreements”) with various third-party service providers and software vendors. The Company completed the initial transition of its operations to these service providers and software vendors on December 23, 2019. The services provided under the Stack Agreements, together with certain services to be performed in-house by the Company and pursuant to any future Stack Agreements entered into by the Company, have resulted, and the Company believes will continue to result, in the substantial provision of the billing, customer service, and other support services previously provided by FATHOM.

Although the Company has successfully completed the initial transition of these services, there can be no assurance that the Company’s information technology systems will remain free from disruption or interruption. A disruption of the Company’s information technology systems could significantly limit the Company’s ability to manage and operate its business. Damages or interruptions to the Company’s information technology systems may result in physical and electronic loss of customer or financial data and could prevent the Company from issuing billings timely, which could impact revenue, or could negatively impact the operations of the Company’s business, resulting in additional costs.

The Company currently estimates that the Service Agreement fees and the Stack Agreement fees together with the cost of services to be performed going forward in-house by the Company will be approximately the same.

On June 5, 2013, the Company sold FATHOM to an investor group led by a private equity firm which specializes in the water industry. The sale was made pursuant to that certain securities purchase agreement (the “Securities Purchase Agreement”) entered into among FATHOM Water Management Holdings, LLP (the “FATHOM Partnership”), FATHOM Water Management, Inc., FATHOM, and the Company. FATHOM is an indirect subsidiary of the FATHOM Partnership. The Company holds an indirect interest in FATHOM through its ownership of the common and preferred units of the FATHOM Partnership received in partial consideration for the sale of FATHOM pursuant to the Securities Purchase Agreement. Together, these units currently represent an approximate 7.1% ownership interest in the FATHOM Partnership (on a fully diluted basis). In the quarter ended June 30, 2019, the Company wrote down the carrying value of its investment in the FATHOM Partnership to zero.

Pursuant to the terms of the Securities Purchase Agreement, the Company was entitled to quarterly royalty payments based on a percentage of certain of FATHOM’s recurring revenues for the 10-year period ending June 5, 2023 so long as the Service Agreement remained in effect. Accordingly, following the cessation of services by FATHOM and termination of the Service Agreement on December 20, 2019, the Company will no longer receive such royalty payments for periods after such date. FATHOM royalties totaled approximately $400,000 for the year ended December 31, 2018 and $300,000 for the nine months ended September 30, 2019.

On December 24, 2019, the Company issued a press release announcing the transition of the services previously provided by FATHOM. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties, and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the continued provision of services under current and contemplated Stack Agreements, services provided in-house, the estimated range of the increase in service fees and other expenses for fiscal 2020, and other statements that are not historical facts, as well as statements identified by words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, or the negative of these terms, or other words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to a number of risks, uncertainties, and assumptions, most of which are difficult to predict and many of which are beyond our control. Actual results may differ materially from these expectations due to factors, such as any future disruptions or interruptions to the Company’s information technology systems, the Company’s ability to integrate additional services under any future Stack Agreements, and the outcome of any legal proceedings related to Service Agreement. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements, which reflect management’s views as of the date hereof. Additional Factors that may affect future results are disclosed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. This includes, but is not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, except as required by law, whether because of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 24, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: December 26, 2019	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer